                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-4257

                              SCUDDER VALUE SERIES
                    ----------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        11/30

Date of reporting period:       11/30/04

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Large Cap Value Fund

Annual Report to Shareholders

November 30, 2004

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Directors and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. It focuses its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary November 30, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class and Class R shares are not subject to sales charges.

Returns and rankings during all periods shown for Class A, B, C and Institutional Class and for the 3-year, 5-year and 10-year periods for Class R reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class B and C shares prior to their inception on September 11, 1995 and Class R shares for the periods prior to its inception on October 1, 2003 are derived from the historical performance of Class A shares of the Scudder Large Cap Value Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 11/30/04
Scudder Large Cap Value Fund	1-Year	3-Year	5-Year	10-Year
Class A	12.34%	6.40%	5.92%	12.12%
Class B	11.51%	5.55%	5.07%	11.17%
Class C	11.51%	5.59%	5.10%	11.13%
Class R	11.87%	5.89%	5.40%	11.56%
Russell 1000 Value Index+	19.67%	8.22%	4.68%	13.58%
S&P 500 Index++	12.86%	2.74%	-1.83%	11.86%
Scudder Large Cap Value Fund	1-Year	3-Year	Life of Class*
Institutional Class**	12.65%	6.83%	7.50%
Russell 1000 Value Index+	19.67%	8.22%	5.02%
S&P 500 Index++	12.86%	2.74%	-2.66%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class shares (formerly Class I shares) commenced operations on June 1, 2000. Index returns begin May 31, 2000.

** On August 13, 2004, Class I shares of the Fund were redesignated as Institutional Class.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Institutional Class
Net Asset Value: 11/30/04	$ 22.15	$ 22.14	$ 22.13	$ 22.14	$ 22.19
11/30/03	$ 19.93	$ 19.91	$ 19.91	$ 19.92	$ 19.98
Distribution Information: Twelve Months: Income Dividends as of 11/30/04	$ .24	$ .06	$ .07	$ .14	$ .33
Class A Lipper Rankings — Large-Cap Value Funds Category as of 11/30/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	373	of	429	87
3-Year	51	of	316	16
5-Year	30	of	215	14
10-Year	30	of	91	33

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Large Cap Value Fund — Class A [] Russell 1000 Value Index+ [] S&P 500 Index++

Yearly periods ended November 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 11/30/04
Scudder Large Cap Value Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,588	$11,353	$12,564	$29,578
	Average annual total return	5.88%	4.32%	4.67%	11.45%
Class B	Growth of $10,000	$10,851	$11,560	$12,707	$28,825
	Average annual total return	8.51%	4.95%	4.91%	11.17%
Class C	Growth of $10,000	$11,151	$11,774	$12,823	$28,721
	Average annual total return	11.51%	5.59%	5.10%	11.13%
Class R	Growth of $10,000	$11,187	$11,873	$13,005	$29,847
	Average annual total return	11.87%	5.89%	5.40%	11.56%
Russell 1000 Value Index+	Growth of $10,000	$11,967	$12,673	$12,570	$35,738
	Average annual total return	19.67%	8.22%	4.68%	13.58%
S&P 500 Index++	Growth of $10,000	$11,286	$10,844	$9,117	$30,678
	Average annual total return	12.86%	2.74%	-1.83%	11.86%

The growth of $10,000 is cumulative.

+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

++ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results as of 11/30/04
Scudder Large Cap Value Fund		1-Year	3-Year	Life of Class*
Institutional Class**	Growth of $1,000,000	$1,126,500	$1,219,100	$1,384,600
	Average annual total return	12.65%	6.83%	7.50%
Russell 1000 Value Index+	Growth of $1,000,000	$1,196,700	$1,267,300	$1,246,500
	Average annual total return	19.67%	8.22%	5.02%
S&P 500 Index++	Growth of $1,000,000	$1,128,600	$1,084,400	$885,900
	Average annual total return	12.86%	2.74%	-2.66%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class shares (formerly Class I shares) commenced operations on June 1, 2000. Index returns begin May 31, 2000.

** On August 13, 2004, Class I shares of the Fund were redesignated as Institutional Class.

+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

++ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B, C and Institutional Class of the Fund limited these expenses; had they not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended November 30, 2004.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended November 30, 2004
Actual Fund Return	Class A	Class B	Class C	Class R	Institutional Class
Beginning Account Value 6/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/04	$ 1,049.20	$ 1,045.50	$ 1,045.70	$ 1,046.00	$ 1,050.90
Expenses Paid per $1,000*	$ 6.19	$ 10.04	$ 10.03	$ 9.49	$ 4.10
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Institutional Class
Beginning Account Value 6/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/04	$ 1,019.03	$ 1,015.25	$ 1,015.26	$ 1,015.79	$ 1,021.07
Expenses Paid per $1,000*	$ 6.10	$ 9.90	$ 9.88	$ 9.35	$ 4.04

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R	Institutional Class
Scudder Large Cap Value Fund	1.21%	1.96%	1.96%	1.85%	.80%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder Large Cap Value Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Large Cap Value Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Thomas F. Sassi

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1990 and the fund in 1997.

Over 33 years of investment industry experience.

MBA, Hofstra University.

Steven Scrudato, CFA

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 2000 as a portfolio specialist, Large Cap Value: New York.

Prior to that, 11 years of experience as a product specialist and client service executive at Dreyfus Investment Advisors and various investment consulting and manager research positions at Diversified Investment Advisors and PaineWebber.

Joined the fund in 2004.

In the following interview, Lead Portfolio Manager Thomas Sassi addresses the economy, the management team's approach and the resulting performance of Scudder Large Cap Value Fund for the 12-month period December 1, 2003 through November 30, 2004.

On April 1, 2004, Scudder Contrarian Fund was renamed Scudder Large Cap Value Fund, and on June 30, 2004 Portfolio Manager Fred Gaskin left the firm. He was replaced by Steven Scrudato, who has worked on the fund for four years.

Q:  During the period, the fund's name was changed and there was a change within its portfolio management team. Will you discuss those changes and what they mean for the fund?

A:  On April 1, 2004, the fund's name was changed from Scudder Contrarian Fund to Scudder Large Cap Value Fund. The purpose behind this change was to better reflect the fund's primary investment in large-company value stocks. There were no changes made to our contrarian investment discipline.

There was, however, a modification made to the fund's investment policy. In normal circumstances, the fund now invests at least 80% (versus 65% previously) of net assets in common stocks or other equity securities of large US companies that are similar in size to companies within the Russell 1000 Value Index. It's important to note that, while we previously had the flexibility to invest a lesser amount of assets in equities, we have historically kept more than 80% of the portfolio invested in equities — typically in excess of 90% of net assets. This modification, therefore, has not changed how we run the fund.

On June 30, 2004, Portfolio Manager Fred Gaskin left the firm, at which time Steve Scrudato was promoted to portfolio manager. While we'll miss Fred, I have the utmost confidence in Steve's abilities. He has worked closely with me on the fund for the past four years as a product specialist and has a keen understanding of the portfolio and our contrarian investment philosophy. Steve has more than 15 years of investment industry experience and is a chartered financial analyst. He has been a great asset to our team.

Q:  How would you characterize the market environment during the period?

A:  The fiscal year got off to a strong start as the economy grew, corporate earnings rose substantially, interest rates and inflation remained low, and the weak US dollar buoyed the success of many large multinational companies.

Soon after the New Year, however, the market grew volatile. More muted economic growth disappointed and caused investors to question the strength and longevity of economic recovery. Investor sentiment was further tested by the unfolding events in Iraq, historically high energy prices and the hotly contested US presidential campaign. Confused investors rotated into and out of traditionally defensive and more economically sensitive stocks and industry sectors, creating a challenging investment environment.

Large value stocks (as measured by the Russell 1000 Value Index) outperformed large growth stocks (as measured by the Russell 1000 Growth Index) during this period.1 Within the Russell 1000 Value Index, the biggest gainers were the smallest stocks in the index and typically those with the lowest quality ratings.

1 The Russell 1000 Growth Index measures the performance of large companies with greater-than-average growth orientation compared with the overall market. Index returns represent the reinvestment of all distributions, and unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q:  How did this challenging backdrop affect the fund's performance?

A:  The fund performed well early in the period as the market favored more economically sensitive, cyclical stocks. While we keep the fund well-diversified across industries, the portfolio was slightly tilted to areas that we thought would be the early beneficiaries of an economic recovery — including industrial, and materials stocks and some technology issues. In late January through the end of the period, the market consolidated and moved into a tight trading range — meaning there were few areas of the market that enjoyed strong gains or, on the other hand, suffered deep losses. This was because investors vacillated among stocks and sectors throughout most of this period.

During the period, the fund trailed its peers and value benchmark. For the 12 months ended November 30, 2004, Scudder Large Cap Value Fund Class A shares gained 12.34%, versus the 12.86% return of the benchmark Standard & Poor's 500 (S&P 500) index,2 and the 15.20% average return of the fund's peers in the Lipper Large Value Funds category.3 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results.) Fund performance trailed the fund's value benchmark, the Russell 1000 Value Index, which rose 19.67%. This fund has several share classes. (Please see pages 4 through 7 for performance of other share classes.)

2 The Standard & Poor's 500 index is an unmanaged group of stocks generally representative of the US stock market. Index returns represent the reinvestment of all distributions. It is not possible to invest directly in an index.

3 The Lipper Large Value Funds category is a group of mutual funds that invest at least 75% of their assets in stocks with lower forecasted growth values than the overall market.

Index returns represent the reinvestment of all distributions and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index or category.

While we seek to outperform the market and our benchmarks, we won't — and we didn't this period — sacrifice our contrarian investment discipline in search of short-term gains. We attribute the wide variance between the return of the fund and the Russell 1000 Value Index to the fund's portfolio of high-quality stocks that are typically those with some of the larger market capitalizations within the index.4 These were precisely the stocks that underperformed within the Russell index, while stocks with smaller market caps and lower quality ratings rallied. Our value-oriented portfolio, we believe, provides the best opportunity to add value for shareholders over the long term.

4 We define "high quality" as stocks that are rated "A" by Standard & Poor's, Inc.

5 Price-to-earnings ratio, also known as P/E ratio, is the most common measure of how expensive a stock is. The P/E ratio is equal to a stock's market capitalization divided by its after-tax earnings over a 12-month period.

Q:  Will you explain how you employ your contrarian investment process?

A:  Through rigorous fundamental analysis, we seek stocks with characteristics that are consistent with our contrarian investment philosophy. That is, we look for high-quality companies that have fallen out of favor with the market, for one reason or another, and are trading at below-market valuations.

We screen a universe of potential "value" investments to find stocks with low price-to-earnings ratios (P/E), low price-to-book ratios and above-market dividend yields.5 After narrowing the field, we analyze individual candidates and construct a portfolio that will be diversified across many market sectors and industries.

We are active managers. We do not choose stocks simply because they are components of the benchmark Russell 1000 Value Index. We believe strongly in the efficacy of our analytical approach to stock selection. So, while many of our holdings are shared by the benchmark index, the portfolio's weightings (the amount of assets we hold) in those stocks, and within various market sectors, often will be quite different from those of the index.

Most important, we strive to be consistent in our approach. We do not sway from our contrarian value strategy for the short-term gains that could come from stocks that don't fit our investment criteria. This strategy has been successful for us in the past and we believe that it should benefit Scudder Large Cap Value Fund shareholders in the future. Of course, past performance is never a guarantee of future results.

Q:  Which sectors and stocks added most to performance?

A:  The fund's performance — relative to its Russell 1000 Value Index benchmark — was helped by its positions in the consumer discretionary and materials sectors.

Consumer discretionary stocks:

We held an underweight position in this sector, which helped relative performance as investors moved away from these typically economically sensitive stocks. Additionally, the stocks we did hold performed well. Limited Brands — a group of retailers, which includes Victoria's Secret — met earnings expectations, authorized a $1 billion stock repurchase, declared a special one-time dividend distribution and provided positive earnings guidance into 2005. This stock appreciated in the period and we trimmed the fund's position to lock in profits for shareholders. Sherwin-Williams Co., a producer and retailer of paints and finishes, gained in the period. The company benefited from the strong housing market and its line of new products, which boosted its revenues, earnings expectations and stock price. We continue to hold this stock as we believe it has continued upside potential.

Materials stocks:

The fund's overweight position in materials stocks relative to the Russell 1000 Value Index helped as this sector posted relatively strong returns. Additionally, the fund's holdings within this sector posted solid gains. Two of the best performers were long-time fund holdings Sonoco Products Co. and Dow Chemical Co. — both of which benefited from the increased demand for their products as a result of the improving economy. Sonoco Products, a manufacturer of industrial and consumer packaging products and packaging services, benefited from improved pricing on its products and positive earnings announcements. Dow Chemical, a diversified, global manufacturer of chemicals, plastics and agricultural products, also saw improved earnings.

Q:  What detracted from performance?

A:  The fund's technology, energy and health care stocks were the primary detractors from relative performance.

Information technology stocks:

As discussed previously, we tilted the portfolio in favor of areas of the market we believed would benefit from an improving economy. Technology was one of those areas. After the sector's robust performance in late 2003 and early 2004, investors began to exit technology names in order to preserve their gains. Also, some investors sold on the belief that the solid economy and capital expenditure trends might reverse in the near term. This hurt the fund. Technology spending by corporations has been very low since 2000. We firmly believe that to remain competitive, corporations will need to begin investing in their technology again. While we were disappointed in the fund's technology performance during this period, we still believe this is an area of great opportunity.

Semiconductor giant Intel Corp. and semiconductor equipment firm Applied Materials, Inc. declined substantially in the period. After Intel's stellar gains in 2003, and meeting earnings expectations in the first quarter of 2004, the stock declined when company management tempered guidance for the firm's near-term revenue. While we were disappointed in the decline, we've held on to the fund's position. We don't believe there are any fundamental issues with the company and we view this reversal as only a temporary setback. Applied Materials also lost ground as the company surprised Wall Street with conservative earnings guidance. As with the situation with Intel, we view this situation as a temporary setback and have held on to this stock.

Energy stocks:

The fund's underweight in energy stocks also hurt relative performance as nearly all energy stocks rallied with soaring crude oil prices in the second half of the period. In October, oil prices reached an all-time high — topping $50 per barrel. While crude prices have since fallen, they remain at historic levels. While our allocation hurt performance relative to our benchmark, the fund's individual energy stocks were some of the sector's strongest performers. Primarily, the fund had exposure to large integrated oil companies including ExxonMobil Corp., ConocoPhillips and BP PLC. Our decision to underweight the fund in energy was twofold. First, crude oil prices have been at extremely high levels that we don't believe are sustainable for the long term. While they may not fall dramatically in the near term, we do expect them to decline and we believe the stock prices of energy companies will decline as well. Also, while we benefited from owning ExxonMobil, which rallied strongly in the period, we lost ground to the Russell 1000 Value benchmark because we held a much smaller position — about 2.7% of the fund versus more than 5% of the benchmark as of November 30, 2004. Our underweight was a factor of our investment discipline. We work to keep holdings well under 5% of the portfolio's net assets so as not to assume too much individual stock-specific risk.

Health care stocks:

The fund's overweight position in health care — primarily pharmaceutical stocks — also hurt performance. While most of the fund's health care stocks posted gains, the entire sector was dragged down late in the period by drug recalls by Merck & Co., Inc. and Pfizer, Inc. We have since sold Merck. We increased our position in Pfizer on its weakness because we believe this will be a temporary issue for the company. We are confident that sponsorship for the fund's pharmaceutical holdings will improve over time. The companies held by the fund all meet our criteria for valuation, quality, earnings and dividend growth. In the near term, these stocks may struggle as investors worry whether more recalls are on the way. Over time, however, we believe these stocks are poised for solid growth. The companies have strong pipelines of new products, healthy balance sheets with excess free cash flow that could support the acquisition of other companies, and large and resourceful sales forces. We believe that these companies ' performance will turn around.

Q:  Do you have any other comments for shareholders?

A:  As always, we are grateful for the opportunity to help our shareholders pursue their long-term financial objectives through active management and, above all, an unwavering commitment to the contrarian investment philosophy. We believe that our disciplined investment approach — one that seeks quality companies with above-market earnings growth and dividend yields, and below-market price-to-earnings ratios — can help us achieve favorable relative returns over time.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary as of November 30, 2004

Asset Allocation	11/30/04	11/30/03

Common Stocks	94%	92%
Cash Equivalents	6%	8%
	100%	100%
Sector Diversification (Excludes Cash Equivalents)	11/30/04	11/30/03

Financials	30%	32%
Information Technology	17%	13%
Health Care	12%	15%
Industrials	10%	11%
Consumer Discretionary	9%	7%
Energy	7%	7%
Materials	7%	8%
Consumer Staples	6%	5%
Telecommunication Services	1%	2%
Utilites	1%	—
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at November 30, 2004 (25.3% of Net Assets)
1. Citigroup, Inc. Provider of diversified financial services	2.8%
2. Bank of America Corp. Provider of commercial banking services	2.7%
3. JPMorgan Chase & Co. Provider of global financial services	2.7%
4. ExxonMobil Corp. Explorer and producer of oil and gas	2.7%
5. General Electric Co. Industrial conglomerate	2.5%
6. Intel Corp. Designer, manufacturer and seller of computer components and related products	2.5%
7. PNC Financial Services Group Provider of commercial banking services	2.4%
8. Automatic Data Processing, Inc. Provider of various data processing services	2.4%
9. International Business Machines Corp. Manufacturer of computers and provider of information processing services	2.3%
10. Baxter International, Inc. Manufacturer and distributor of hospital and laboratory products and services	2.3%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 21. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of November 30, 2004

	Shares	Value ($)

Common Stocks 93.7%
Consumer Discretionary 8.9%
Hotels Restaurants & Leisure 1.1%
McDonald's Corp.	130,900	4,023,866
Multiline Retail 3.5%
Family Dollar Stores, Inc.	214,400	6,281,920
The May Department Stores Co.	243,700	6,852,844
		13,134,764
Specialty Retail 4.3%
Limited Brands	224,500	5,486,780
Lowe's Companies, Inc.	113,300	6,268,889
Sherwin-Williams Co.	105,700	4,714,220
		16,469,889
Consumer Staples 5.9%
Food Products 4.7%
ConAgra Foods, Inc.	193,400	5,231,470
General Mills, Inc.	136,400	6,204,836
Sara Lee Corp.	270,300	6,346,644
		17,782,950
Household Products 1.2%
Kimberly-Clark Corp.	69,400	4,414,534
Energy 6.9%
Oil & Gas
BP PLC (ADR)	66,214	4,062,229
ChevronTexaco Corp.	65,200	3,559,920
ConocoPhillips	29,800	2,711,502
ExxonMobil Corp.	198,600	10,178,250
Royal Dutch Petroleum Co. (NY shares)	101,900	5,834,794
		26,346,695
Financials 28.0%
Banks 13.7%
AmSouth Bancorp.	204,300	5,297,499
Bank of America Corp.	221,968	10,270,459
BB&T Corp.	88,800	3,769,560
National City Corp.	151,700	5,625,036
PNC Financial Services Group	166,500	9,057,600
SunTrust Banks, Inc.	58,600	4,178,180
US Bancorp.	215,600	6,388,228
Wachovia Corp.	145,400	7,524,450
		52,111,012
Capital Markets 4.8%
Bear Stearns Companies, Inc.	74,000	7,220,920
Merrill Lynch & Co., Inc.	124,400	6,930,324
Morgan Stanley	77,200	3,917,900
		18,069,144
Diversified Financial Services 7.4%
Citigroup, Inc.	237,200	10,614,700
Fannie Mae	51,300	3,524,310
Freddie Mac	52,700	3,597,302
JPMorgan Chase & Co.	270,800	10,195,620
		27,931,932
Insurance 2.1%
Allstate Corp.	37,100	1,873,550
American International Group, Inc.	97,100	6,151,285
		8,024,835
Health Care 11.1%
Health Care Equipment & Supplies 2.8%
Baxter International, Inc.	272,300	8,618,295
Waters Corp.*	42,700	1,992,382
		10,610,677
Pharmaceuticals 8.3%
Abbott Laboratories	154,400	6,478,624
Bristol-Myers Squibb Co.	337,400	7,928,900
Johnson & Johnson	107,400	6,478,368
Pfizer, Inc.	171,400	4,759,778
Wyeth	147,600	5,884,812
		31,530,482
Industrials 9.0%
Aerospace & Defense 1.9%
Honeywell International, Inc.	203,500	7,189,655
Commercial Services & Supplies 2.0%
Avery Dennison Corp.	99,000	5,807,340
Pitney Bowes, Inc.	43,500	1,903,995
		7,711,335
Electrical Equipment 1.0%
Emerson Electric Co.	54,100	3,614,962
Industrial Conglomerates 4.1%
General Electric Co.	267,600	9,462,336
Textron, Inc.	86,600	6,288,892
		15,751,228
Information Technology 16.0%
Communications Equipment 2.1%
Nokia Oyj (ADR)	483,000	7,810,110
Computers & Peripherals 4.0%
Hewlett-Packard Co.	319,263	6,385,260
International Business Machines Corp.	93,200	8,783,168
		15,168,428
IT Consulting & Services 2.4%
Automatic Data Processing, Inc.	198,700	9,046,811
Semiconductors & Semiconductor Equipment 5.8%
Applied Materials, Inc.*	370,900	6,171,776
Intel Corp.	422,900	9,451,815
Texas Instruments, Inc.	266,200	6,436,716
		22,060,307
Software 1.7%
Microsoft Corp.	244,400	6,552,364
Materials 6.5%
Chemicals 2.7%
Air Products & Chemicals, Inc.	135,800	7,774,550
Dow Chemical Co.	50,200	2,533,594
		10,308,144
Containers & Packaging 1.9%
Sonoco Products Co.	258,400	7,348,896
Metals & Mining 1.9%
Alcoa, Inc.	205,300	6,976,094
Telecommunication Services 0.9%
Diversified Telecommunication Services
SBC Communications, Inc.	141,300	3,556,521
Utilities 0.5%
Electric Utilities
Progress Energy, Inc.	43,600	1,914,476
Total Common Stocks (Cost $310,861,508)		355,460,111

Cash Equivalents 5.6%
Scudder Cash Management QP Trust, 1.97% (b)
(Cost $21,285,869)	21,285,869	21,285,869

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $332,147,377) (a)	99.3	376,745,980
Other Assets and Liabilities, Net	0.7	2,760,218
Net Assets	100.0	379,506,198

* Non-income producing security.

(a) The cost for federal income tax purposes was $335,301,437. At November 30, 2004, net unrealized appreciation for all securities based on tax cost was $41,444,543. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $48,391,895 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,947,352.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipts

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2004
Assets
Investments: Investments in securities, at value (cost $310,861,508)	$ 355,460,111
Investment in Scudder Cash Management QP Trust (cost $21,285,869)	21,285,869
Total investments in securities, at value (cost $332,147,377)	376,745,980
Receivable for investments sold	1,899,217
Dividends receivable	1,451,379
Interest receivable	27,704
Receivable for Fund shares sold	855,211
Other assets	55,837
Total assets	381,035,328
Liabilities
Payable for investments purchased	617,647
Payable for Fund shares redeemed	552,297
Accrued management fee	106,268
Other accrued expenses and payables	252,918
Total liabilities	1,529,130
Net assets, at value	$ 379,506,198
Net Assets
Net assets consist of: Undistributed net investment income	1,611,045
Net unrealized appreciation (depreciation) on investments	44,598,603
Accumulated net realized gain (loss)	(30,012,327)
Paid-in capital	363,308,877
Net assets, at value	$ 379,506,198

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2004 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($282,944,925 ÷ 12,776,589 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)	$ 22.15
Maximum offering price per share (100 ÷ 94.25 of $22.15)	$ 23.50

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($50,494,384 ÷ 2,280,195 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)

$ 22.14

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($37,646,361 ÷ 1,700,784 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)

$ 22.13
Class R Net Asset Value, offering and redemption price per share ($649,011 ÷ 29,318 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 22.14
Institutional Class Net Asset Value, offering and redemption price per share ($7,771,517 ÷ 350,292 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)	$ 22.19

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended November 30, 2004
Investment Income
Dividends (net of foreign taxes withheld of $28,978)	$ 8,009,140
Securities lending income, including income earned from Daily Assets Fund Institutional	895
Interest — Scudder Cash Management QP Trust	292,968
Total Income	8,303,003
Expenses: Management fee	2,370,669
Distribution service fees	1,400,881
Services to shareholders	869,794
Custodian fee	18,594
Auditing	55,989
Legal	10,286
Directors' fees and expenses	41,933
Reports to shareholders	47,254
Registration fees	62,005
Other	17,117
Total expenses, before expense reductions	4,894,522
Expense reductions	(430,575)
Total expenses, after expense reductions	4,463,947
Net investment income (loss)	3,839,056
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	9,680,886
Net unrealized appreciation (depreciation) during the period on investments	20,570,831
Net gain (loss) on investment transactions	30,251,717
Net increase (decrease) in net assets resulting from operations	$ 34,090,773

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended November 30,
	2004	2003
Operations: Net investment income (loss)	$ 3,839,056	$ 2,244,497
Net realized gain (loss) on investment transactions	9,680,886	(5,077,375)
Net unrealized appreciation (depreciation) on investment transactions during the period	20,570,831	33,768,342
Net increase (decrease) in net assets resulting from operations	34,090,773	30,935,464
Distributions to shareholders from: Net investment income: Class A	(2,417,107)	(1,472,394)
Class B	(141,561)	(218,092)
Class C	(105,229)	(65,459)
Class R	(2,737)	(226,318)
Institutional Class	(154,110)	—
Fund share transactions: Proceeds from shares sold	202,721,621	96,136,485
Reinvestment of distributions	2,406,535	1,831,781
Cost of shares redeemed	(93,554,604)	(86,833,658)
Net increase (decrease) in net assets from Fund share transactions	111,573,552	11,134,608
Increase (decrease) in net assets	142,843,581	40,087,809
Net assets at beginning of period	236,662,617	196,574,808
Net assets at end of period (including undistributed net investment income of $1,611,045 and $592,733, respectively)	$ 379,506,198	$ 236,662,617

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended November 30,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 19.93	$ 17.09	$ 19.05	$ 17.51	$ 19.75
Income (loss) from investment operations:
Net investment income (loss)[a]	.30	.25	.23	.19	.30
Net realized and unrealized gain (loss) on investment transactions	2.16	2.81	(1.98)	1.57	(.39)
Total from investment operations	2.46	3.06	(1.75)	1.76	(.09)
Less distributions from: Net investment income	(.24)	(.22)	(.21)	(.22)	(.35)
Net realized gains on investment transactions	—	—	—	—	(1.80)
Total distributions	(.24)	(.22)	(.21)	(.22)	(2.15)
Net asset value, end of period	$ 22.15	$ 19.93	$ 17.09	$ 19.05	$ 17.51
Total Return (%)[b]	12.34[d]	18.16[d]	(9.25)	10.06	.54
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	283	152	127	130	113
Ratio of expenses before expense reductions (%)	1.32	1.30	1.30	1.46	1.53[c]
Ratio of expenses after expense reductions (%)	1.21	1.29	1.30	1.46	1.52[c]
Ratio of net investment income (loss) (%)	1.39	1.41	1.26	1.04	1.85
Portfolio turnover rate (%)	39	69	83	76	46

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charge.

[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.50% and 1.49%, respectively.

[d] Total return would have been lower had certain expenses not been reduced.

Class B
Years Ended November 30,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 19.91	$ 17.07	$ 19.03	$ 17.47	$ 19.68
Income (loss) from investment operations:
Net investment income (loss)[a]	.14	.11	.08	.04	.14
Net realized and unrealized gain (loss) on investment transactions	2.15	2.81	(1.98)	1.57	(.36)
Total from investment operations	2.29	2.92	(1.90)	1.61	(.22)
Less distributions from: Net investment income	(.06)	(.08)	(.06)	(.05)	(.19)
Net realized gains on investment transactions	—	—	—	—	(1.80)
Total distributions	(.06)	(.08)	(.06)	(.05)	(1.99)
Net asset value, end of period	$ 22.14	$ 19.91	$ 17.07	$ 19.03	$ 17.47
Total Return (%)[b]	11.51[d]	17.20[d]	(10.01)	9.21	(.29)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	50	50	49	67	68
Ratio of expenses before expense reductions (%)	2.21	2.16	2.12	2.27	2.53[c]
Ratio of expenses after expense reductions (%)	1.96	2.11	2.12	2.27	2.53[c]
Ratio of net investment income (loss) (%)	.64	.59	.44	.23	.84
Portfolio turnover rate (%)	39	69	83	76	46

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charge.

[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.47% and 2.47%, respectively.

[d] Total return would have been lower had certain expenses not been reduced.

Class C
Years Ended November 30,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 19.91	$ 17.07	$ 19.02	$ 17.48	$ 19.68
Income (loss) from investment operations:
Net investment income (loss)[a]	.14	.11	.09	.03	.15
Net realized and unrealized gain (loss) on investment transactions	2.15	2.82	(1.98)	1.57	(.36)
Total from investment operations	2.29	2.93	(1.89)	1.60	(.21)
Less distributions from: Net investment income	(.07)	(.09)	(.06)	(.06)	(.19)
Net realized gains on investment transactions	—	—	—	—	(1.80)
Total distributions	(.07)	(.09)	(.06)	(.06)	(1.99)
Net asset value, end of period	$ 22.13	$ 19.91	$ 17.07	$ 19.02	$ 17.48
Total Return (%)[b]	11.51[d]	17.23[d]	(9.94)	9.10	(.18)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	38	21	12	14	12
Ratio of expenses before expense reductions (%)	2.08	2.09	2.09	2.32	2.48[c]
Ratio of expenses after expense reductions (%)	1.96	2.07	2.09	2.32	2.47[c]
Ratio of net investment income (loss) (%)	.64	.63	.47	.18	.91
Portfolio turnover rate (%)	39	69	83	76	46

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charge.

[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.42% and 2.42%, respectively.

[d] Total return would have been lower had certain expenses not been reduced.

Class R
Years Ended November 30,	2004	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 19.92	$ 18.82
Income (loss) from investment operations:
Net investment income (loss)[b]	.18	.03
Net realized and unrealized gain (loss) on investment transactions	2.18	1.07
Total from investment operations	2.36	1.10
Less distributions from: Net investment income	(.14)	—
Net realized gains on investment transactions	—	—
Total distributions	(.14)	—
Net asset value, end of period	$ 22.14	$ 19.92
Total Return (%)	11.87	5.84**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.6	.01
Ratio of expenses (%)	1.74	1.72*
Ratio of net investment income (loss) (%)	.86	0.99*
Portfolio turnover rate (%)	39	69
[a] For the period from October 1, 2003 (commencement of operations of Class R shares) to November 30, 2003. [b] Based on average shares outstanding during the period. * Annualized ** Not annualized

Institutional Class
Years Ended November 30,	2004	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 19.98	$ 17.13	$ 19.10	$ 17.56	$ 17.34
Income (loss) from investment operations: Net investment income (loss)[b]	.37	.32	.31	.30	.48
Net realized and unrealized gain (loss) on investment transactions	2.17	2.83	(1.99)	1.56	(.05)
Total from investment operations	2.54	3.15	(1.68)	1.86	.43
Less distributions from: Net investment income	(.33)	(.30)	(.29)	(.32)	(.21)
Net realized gains on investment transactions	—	—	—	—	—
Total distributions	(.33)	(.30)	—	—	—
Net asset value, end of period	$ 22.19	$ 19.98	$ 17.13	$ 19.10	$ 17.56
Total Return (%)	12.65[c]	18.73	(8.86)	10.66	2.63**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	13	8	2	1
Ratio of expenses before expense reductions (%)	.94	.87	.85	.91	1.70*
Ratio of expenses after expense reductions (%)	.86	.87	.85	.91	1.70*
Ratio of net investment income (loss) (%)	1.74	1.83	1.71	1.59	6.19*
Portfolio turnover rate (%)	39	69	83	76	46

[a] For the period June 1, 2000 (commencement of operations of Institutional Class shares) to November 30, 2000.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Large Cap Value Fund, formerly known as Scudder Contrarian Fund, (the ``Fund'') is a diversified series of Scudder Value Series, Inc. (the ``Corporation'') which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. On August 13, 2004, Class I was renamed Institutional Class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2004, the Fund had a net tax basis capital loss carryforward of approximately $26,900,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2008 ($9,400,000), November 30, 2010 ($9,900,000) and November 30, 2011 ($7,600,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 1,617,797
Undistributed net long-term capital gains	$ —
Capital loss carryforwards	$ (26,900,000)
Net unrealized appreciation (depreciation) on investments	$ 41,444,543

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended November 30,
	2004	2003
Distributions from ordinary income*	$ 2,820,744	$ 1,982,263

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended November 30, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $225,269,539 and $115,148,837, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $250,000,000 of the Fund's average daily net assets, 0.72% of the next $750,000,000 of such net assets, 0.70% of the next $1,500,000,000 of such net assets, 0.68% of the next $2,500,000,000 of such net assets, 0.65% of the next $2,500,000,000 of such net assets, 0.64% of the next $2,500,000,000 of such net assets, 0.63% of the next $2,500,000,000 of such net assets and 0.62% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended November 30, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.74% of the Fund's average daily net assets. Deutsche Asset Management Investment Services Limited, an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Fund.

In addition, for the year ended November 30, 2004, the Advisor agreed to reimburse the Fund $2,004, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.50%, 1.50%, 1.50%, and 1.00% of average daily net assets for Class A, B, C and Institutional Class shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees, organizational and offering expenses). For Class R shares, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund's operating expenses at 1.99%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, director and director counsel fees and organizational and offering expenses. This expense cap will remain in effect until September 30, 2005.

In addition to the contractual expense limitation described above, from October 1, 2003 through April 1, 2005, the Advisor, principal underwriter, and transfer agent have each contractually agreed to limit their respective fees or reimburse expenses to the extent necessary to maintain the Fund's total operating expenses at 1.21%, 1.96% and 1.96% of the average daily net assets for Class A, B and C shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage and transaction costs). For Institutional Class shares, from December 1, 2003 through September 30, 2004, the Advisor, principal underwriter and transfer agent have each voluntarily agreed to limit their respective fees and from October 1, 2004 through September 30, 2005, the Advisor, principal underwriter and transfer agent have each contractually agreed to limit their respective fees or reimburse expenses to the extent necessary to maintain the Fund's operating expenses at 0.859% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses).

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the year ended November 30, 2004, the amounts charged to the Fund by SISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at November 30, 2004
Class A	$ 480,763	$ 250,649	$ —
Class B	185,703	131,080	—
Class C	74,591	38,863	—
Class R	1,672	—	1,672
Institutional Class	8,459	7,945	—
	$ 751,188	$ 428,537	$ 1,672

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of Class R shares and 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended November 30, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2004
Class B	$ 387,724	$ 30,451
Class C	245,010	22,322
Class R	1,121	261
	$ 633,855	$ 53,034

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended November 30, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2004	Annual Effective Rate
Class A	$ 558,888	$ 68,545.25%
Class B	129,014	10,559.25%
Class C	78,015	7,343.24%
Class R	1,109	188.25%
	$ 767,026	$ 86,635

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid by shareholders in connection with the distribution of Class A and C shares for the year ended November 30, 2004 aggregated $98,798 and $37, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended November 30, 2004 the CDSC for Class B and C shares aggregated $133,884 and $11,963, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended November 30, 2004, SDI received $616.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the ``QP Trust'') and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended November 30, 2004, the custodian fee was reduced by $34 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended November 30, 2004		Year Ended November 30, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	7,288,506	$ 154,757,964	3,318,796	$ 59,960,757
Class B	820,999	17,354,180	885,690	15,436,983
Class C	1,006,933	21,327,289	586,653	10,738,455
Class R	36,946	787,749	531*	10,000*
Institutional Class	416,036	8,494,439	631,156	9,990,290
		$ 202,721,621		$ 96,136,485
Shares issued to shareholders in reinvestment of dividends
Class A	97,043	$ 2,032,849	79,204	$ 1,346,701
Class B	6,269	131,564	12,289	203,867
Class C	4,101	86,108	3,273	54,896
Class R	129	2,737	—	—
Institutional Class	7,363	153,277	13,272	226,317
		$ 2,406,535		$ 1,831,781
Shares redeemed
Class A	(2,232,658)	$ (47,438,223)	(3,181,206)	$ (52,910,413)
Class B	(1,051,101)	(22,252,937)	(1,286,175)	(22,092,454)
Class C	(387,081)	(8,175,845)	(238,864)	(4,190,641)
Class R	(8,288)	(175,466)	—	—
Institutional Class	(743,288)	(15,512,133)	(456,902)	(7,640,150)
		$ (93,554,604)		$ (86,833,658)
Net increase (decrease)
Class A	5,152,891	$ 109,352,590	216,794	$ 8,397,045
Class B	(223,833)	(4,767,193)	(388,196)	(6,451,604)
Class C	623,953	13,237,552	351,062	6,602,710
Class R	28,787	615,020	531*	10,000*
Institutional Class	(319,890)	(6,864,417)	187,526	2,576,457
		$ 111,573,552		$ 11,134,608

* For the period October 1, 2003 (commencement of operations of Class R shares) to November 30, 2003.

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

H. Subsequent Event

On December 10, 2004, the Scudder Large Company Value Fund's shareholders approved the reorganization of the Scudder Large Company Value Fund, a Scudder fund managed by the same portfolio management team, into the Scudder Large Cap Value Fund. Effective December 20, 2004 the reorganization was completed.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Scudder Large Cap Value Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder Large Cap Value Fund, formerly Scudder Contrarian Fund, one of a series of Scudder Value Series, Inc. (the ``Corporation''), as of November 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Large Cap Value Fund at November 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts January 24, 2005
Tax Information (Unaudited)

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended November 30, 2004 qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $8,000,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Directors and Officers

The following table presents certain information regarding the Directors and Officers of the fund as of November 30, 2004. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Director's term of office extends until the next shareholder's meeting called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Directors
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairman, 2004-present Director, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc.; Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	87
John W. Ballantine (1946) Director, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company)	87
Lewis A. Burnham (1933) Director, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation	87
Donald L. Dunaway (1937) Director, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	87
James R. Edgar (1946) Director, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	87
Paul K. Freeman (1950) Director, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	87
Robert B. Hoffman (1936) Director, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	87
Fred B. Renwick (1930) Director, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees; Chair of the Investment Committee, American Bible Society Board of Trustees	87
John G. Weithers (1933) Director, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems	87
Interested Director and Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
William N. Shiebler[3] (1942) Director, 2004-present	Chief Executive Officer in the Americas for Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	142
Julian F. Sluyters[4] (1960) President and Chief Executive Officer, 2004-present

Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management

n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a
Kenneth Murphy[5] (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present

Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)

n/a
Charles A. Rizzo[5] (1957) Treasurer, 2002-present

Managing Director, Deutsche Asset Management (since April 2004); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

n/a
John Millette[5] (1962) Secretary, 2001-present	Director, Deutsche Asset Management	n/a
Lisa Hertz[4] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a
Daniel O. Hirsch[6] (1954) Assistant Secretary, 2002-present

Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)

n/a
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a
Kevin M. Gay[5] (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management	n/a
Salvatore Schiavone[5] (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Director was first elected to the common board of Directors which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Directors.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

3 Address: 280 Park Avenue, New York, New York

4 Address: 345 Park Avenue, New York, New York

5 Address: Two International Place, Boston, Massachusetts

6 Address: One South Street, Baltimore, Maryland

The fund's Statement of Additional Information ("SAI") includes additional information about the Directors. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	KDCAX	KDCBX	KDCCX	KDCIX
CUSIP Number	81123U-105	81123U-402	81123U-501	81123U-600
Fund Number	086	286	386	1486

For shareholders of Class R

Automated Information Lines	Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a Scudder service representative.
Written Correspondence	Scudder Retirement Services 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	KDCRX
CUSIP Number	811123U-816
Fund Number	1505

ITEM 2.         CODE OF ETHICS.

As of the end of the period, November 30, 2004, Scudder Value Series has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its
Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                          SCUDDER LARGE CAP VALUE FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP
("E&Y"), the Fund's auditor, billed to the Fund during the Fund's last two fiscal years. For engagements with E&Y entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
Fiscal Year      Audit Fees     Audit-Related      Tax Fees      All Other
   Ended          Billed         Fees Billed      Billed to     Fees Billed
November 30,     to Fund          to Fund            Fund         to Fund
--------------------------------------------------------------------------------
2004             $39,940             $0             $7,048          $0
--------------------------------------------------------------------------------
2003             $35,783             $0             $6,228          $0
--------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                    Audit-Related         Tax Fees            All Other
                     Fees Billed          Billed to          Fees Billed
  Fiscal           to Adviser and        Adviser and        to Adviser and
   Year             Affiliated           Affiliated          Affiliated
  Ended            Fund Service          Fund Service        Fund Service
 November 30,        Providers            Providers           Providers
--------------------------------------------------------------------------------
2004                 $281,500                 $0                    $0
--------------------------------------------------------------------------------
2003                 $112,900                 $0                    $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that E&Y billed during the
Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service
Provider that related directly to the Fund's operations and financial reporting.
The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y's independence.

--------------------------------------------------------------------------------
                               Total Non-Audit
                               Fees billed to            Total
                                Adviser and          Non-Audit Fees
                               Affiliated Fund         billed to
                              Service Providers       Adviser and
                              (engagements related    Affiliated
                 Total         directly to the       Fund Service
                Non-Audit       operations and        Providers
  Fiscal       Fees Billed    financial reporting    (all other       Total of
   Year         to Fund          of the Fund)        engagements)     (A),(B)
   Ended
November 30,      (A)                (B)                 (C)          and (C)
--------------------------------------------------------------------------------
2004            $7,048               $0              $386,601         $393,649
--------------------------------------------------------------------------------
2003            $6,228               $0             $3,759,685       $3,765,913
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management and process improvement initiatives for DeIM and other related entities that provide support for the operations of the fund.

                                       ***

The Fund's independent accountant, Ernst & Young LLP ("E&Y"), recently advised the Fund's Audit Committee that E&Y's member firms in China and
Japan ("E&Y China" and "E&Y Japan," respectively) provided certain non-audit services to Deutsche Bank entities and affiliates (collectively, the
"DB entities") during 2003 and 2004 that raise issues under the SEC auditor independence rules. The DB entities are within the "Investment Company Complex"
(as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund.

E&Y advised the Audit Committee that in connection with providing permitted expatriate tax compliance services during 2003 and 2004, E&Y China and
E&Y Japan received funds from the DB entities into E&Y "representative bank trust accounts" that were used to pay the foreign income taxes of the expatriates. E&Y has advised the Audit Committee that handling those funds was in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)4(viii)), which states that

"... an accountant's independence will be impaired if the accountant has ...
custody of client assets.")

The Audit Committee was informed that E&Y China received approximately
$1,500 in fees for these services, while E&Y Japan received approximately
$41,000. E&Y advised the Audit Committee that it conducted an internal review of the situation and, in view of the fact that similar activities occurred vis-a-vis a number of E&Y audit clients unrelated to DB or the
Fund, E&Y has advised the SEC and the PCAOB of the matter. E&Y advised the Audit Committee that E&Y believes its independence as auditors for the
Fund was not impaired during the period the services were provided. In reaching this conclusion, E&Y noted a number of factors, including that none of the
E&Y personnel who provided the non-audit services to the DB entities were involved in the provision of audit services to the Fund, the E & Y professionals responsible for the Fund's audits were not aware that these non-audit services took place until October, 2004, and that the fees charged are not significant to E&Y overall or to the fees charged to the Investment
Company Complex.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Large Cap Value Fund

By:                                 /s/Julian Sluyters
                                    -------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               January 31, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Large Cap Value Fund

By:                                 /s/Julian Sluyters
                                    -------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               January 31, 2005

By:                                 /s/Paul Schubert
                                    -------------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               January 31, 2005